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                                                                   Exhibit 10.34

                                                                  EXECUTION COPY

                                AMENDMENT NO. 1

                            Dated as of July 20, 2001

                                       to

                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of June 26, 2001

     CSC HOLDINGS, INC. (formerly known as Cablevision Systems Corporation), a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below) that are parties to such Credit Agreement, the banks that are parties to such Credit Agreement (the "Banks") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent"), agree as follows:

                                    ARTICLE I

                                    AMENDMENT

     Section 1.1. CREDIT AGREEMENT. Reference is made to the Seventh Amended & Restated Credit Agreement dated as of June 26, 2001 (the "Credit Agreement") among the Company, the Restricted Subsidiaries party thereto, the Banks, the Administrative Agent, TD Securities (USA) Inc. and Banc of America Securities LLC, as Co-Lead Arrangers and Co-Book Managers, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents and Arrangers, The Chase Manhattan Bank, as Co-Documentation Agent, Fleet National Bank, J.P. Morgan Securities Inc., Mizuho Financial Group and Salomon Smith Barney Inc., as Arrangers, Bank of Montreal, Barclays Bank plc, BNP Paribas, Credit Lyonnais New York Branch, Dresdner Bank AG, New York and Grand Cayman Branches, First Union National Bank and Royal Bank of Canada, as Managing Agents and Societe Generale and SunTrust Bank, as Co-Agents. Terms used in this Amendment No. 1 (this "Amendment") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Amendment (the "Amended Credit Agreement") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     Section 1.2. AMENDMENT. Upon and after the Effective Date (as defined in
Section 1.3 hereof):

     (a) The definition of "Annualized Operating Cash Flow" in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

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     "ANNUALIZED OPERATING CASH FLOW" shall mean, as at any date, an amount equal to Operating Cash Flow for the period of three complete consecutive calendar months ending on or most recently prior to such date, multiplied by four.

     (b) The definition of "Cash Flow Ratio" in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

     "CASH FLOW RATIO" shall mean, as at any date, the ratio of (i) the sum of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date (determined on a consolidated basis) PLUS (but without duplication of Indebtedness supported by Syndicated Letters of Credit or Bank Letters of Credit) the aggregate undrawn face amount of all Syndicated Letters of Credit and Bank Letters of Credit outstanding on such date to (ii) Annualized Operating Cash Flow determined as at the last day of (A) in the case of calculating the Cash Flow Ratio for purposes of Section 3.03, the quarter covered by the then most recent Compliance Certificate delivered to the Banks pursuant to Section 9.01(d) hereof and (B) in the case of calculating the Cash Flow Ratio for purposes of Section 9.22, the month covered by the then most recent certificate delivered to the Banks pursuant to Section 9.01(h) hereof, in each case a copy of which has been delivered to the Administrative Agent (and any change in such ratio as a result of a change in the amount of Indebtedness or Syndicated Letters of Credit, or Bank Letters of Credit shall be effective as of the date such change shall occur and any change in such ratio as a result of a change in the amount of Annualized Operating Cash Flow shall be effective as of the date of receipt by the Administrative Agent of the Compliance Certificate or the certificate delivered pursuant to Section 9.01(h) hereof, as the case may be, reflecting such change). Notwithstanding the foregoing, for purposes of calculating the Cash Flow Ratio, (i) there shall be excluded from Indebtedness, to the extent otherwise included as Indebtedness, (A) any deferred or contingent obligation of the Company to pay the consideration for an Investment not prohibited by Section 9.15 hereof to the extent such obligation can be satisfied with the delivery of common stock of the Parent Corp. or other equity interests of the Parent and the Company covenants and agrees in a notice to the Administrative Agent that such obligation shall be satisfied solely by the delivery of such common stock or other equity interests; (B) any deferred purchase price in connection with any acquisition not prohibited by Section 9.14 to the extent that the Company's obligations in respect of such deferred purchase price consist solely of an agreement to deliver common stock of the Parent Corp. or other equity interests of the Parent; (C) all obligations under any Interest Swap Agreement; and (D)(x) all obligations under any Guarantee permitted under subparagraph (viii) of Section 9.11 hereof and (y) all obligations under any Guarantee not prohibited by Section 9.11 hereof so long as the obligations under such Guarantees referred to in this clause (y) are payable, solely at the option of the Company, in common stock of the Parent Corp. or other equity interests of the Parent and the Company covenants and agrees in a notice to the Administrative Agent that such obligation shall be satisfied solely by the delivery of such common stock or other equity interests; and (ii) if on the date of calculation there are no Loans outstanding, there shall be deducted from Indebtedness the aggregate amount of Cash On Hand of the Company and its Restricted Subsidiaries on the date of calculation.

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     (c)  Section 9.01 of the Credit Agreement shall be amended by inserting after clause (g) thereof a new clause (h) thereto to read in its entirety as follows:

     (h) Within 35 days after the end of each calendar month, a certificate of a senior financial executive of the Company in substantially the form of Exhibit H hereto as at the last day of such month.

     (d) The Credit Agreement shall be amended by inserting as Exhibit H thereto a certificate in the form of Exhibit A hereto.

     Section 1.3. EFFECTIVE DATE. This Amendment shall become effective as of the date first written above (the "Effective Date") on the first date when this Amendment shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Administrative Agent and the Majority Banks.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

          (a) POWER; BINDING AGREEMENTS. Each of the Company and such Restricted Subsidiaries has full power, authority and legal right to make and perform this Amendment and the Amended Credit Agreement. This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and such Restricted Subsidiaries, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          (b) AUTHORITY; NO CONFLICT. The making and performance of this Amendment and the Amended Credit Agreement by each of the Company and such Restricted Subsidiaries have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect;
(ii)result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

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          (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and such Restricted Subsidiaries of this Amendment and the Amended Credit Agreement.

     Section 2.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.1. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     Section 3.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 3.3. EXPENSES. The Company hereby agrees to pay or reimburse the Administrative Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                    CSC HOLDINGS, INC.

                  By /s/ John Bier
                      ----------------------------------------------------------
                      Name:  John Bier
                      Title: Authorized Signatory

                    CABLEVISION OF CONNECTICUT CORPORATION

                    CABLEVISION AREA 9 CORPORATION

                    CABLEVISION FAIRFIELD CORPORATION

                    COMMUNICATIONS DEVELOPMENT CORPORATION

                    CABLEVISION SYSTEMS DUTCHESS CORPORATION

                    CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                    CABLEVISION SYSTEMS GREAT NECK CORPORATION

                    CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                    CABLEVISION SYSTEMS ISLIP CORPORATION

                    CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                    CABLEVISION SYSTEMS SUFFOLK CORPORATION

                    CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                                                                 Amendment No. 1

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                    CABLEVISION OF CLEVELAND G.P., INC.

                    CABLEVISION OF CLEVELAND L.P., INC.

                    TELERAMA, INC.

                    CABLEVISION OF THE MIDWEST HOLDING CO., INC.

                    CSC ACQUISITION CORPORATION

                    CSC ACQUISITION - NY, INC.

                    CSC ACQUISITION - MA, INC.

                    A-R CABLE SERVICES - NY, INC.

                    CABLEVISION LIGHTPATH, INC.

                    CABLEVISION OF BROOKLINE, INC.

                    CABLEVISION SYSTEMS BROOKLINE CORPORATION

                    ARSENAL MSUB 2, INC.

                    PETRA CABLEVISION CORPORATION

                    SUFFOLK CABLE CORPORATION

                    SAMSON CABLEVISION CORP.

                    SUFFOLK CABLE OF SMITHTOWN, INC.

                    SUFFOLK CABLE OF SHELTER ISLAND, INC.

                    CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

                    CABLEVISION OF WAPPINGERS FALLS, INC.

                                                                 Amendment No. 1

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                    CABLEVISION OF BROOKHAVEN, INC.

                    CABLEVISION OF SOUTHERN WESTCHESTER, INC.

                    CABLEVISION OF OAKLAND, INC.

                    CABLEVISION OF PATERSON, INC.

                    CABLEVISION OF ROCKLAND/RAMAPO, INC.

                    CABLEVISION OF WARWICK, INC.

                    MONTAGUE CABLE COMPANY, INC.

                    CSC TKR, INC.

                    CSC TKR I, INC.

                    CABLEVISION MFR, INC.

                    CABLEVISION OF MONMOUTH, INC.

                    CABLEVISION OF HUDSON COUNTY, INC.

                    CABLEVISION OF NEW JERSEY, INC.

                    CSC GATEWAY CORPORATION

                    CABLEVISION OF LITCHFIELD, INC.

                    151 S. FULTON STREET CORPORATION

                    By /s/ John Bier
                      ----------------------------------------------------------
                      Name:  John Bier
                      Title: Authorized Signatory

                             of each of the above-named corporations

                                                                 Amendment No. 1

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                    CSC GATEWAY CORPORATION
                    CABLEVISION OF NEW JERSEY, INC.,
                    each a General Partner of Cablevision of Newark

                    CABLEVISION OF NEW JERSEY, INC.
                    CSC GATWEWAY CORPORATION
                    each a General Partner of Cablevision of Newark

                    CABLEVISION SYSTEMS BROOKLINE
                    CORPORATION Managing General Partner
                    of Cablevision of Ossining, L.P.

                    CABLEVISION AREA 9 CORPORATION,
                    General Partner of Cablevision of
                    Connecticut, L.P.

                    CABLEVISION OF CLEVELAND G.P., INC.,
                    General Partner of Cablevision of Cleveland, L.P.

                    CABLEVISION FAIRFIELD CORPORATION,
                    General Partner of Cablevision
                    Systems of Southern Connecticut,
                    L.P.

                    CSC TKR, INC.,
                    General Partner of KRC/CCC Investment Partnership

                  By /s/ John Bier
                      ----------------------------------------------------------
                      Name:  John Bier
                      Title: Authorized Signatory
                    of each of the above corporate general partners

                                                                 Amendment No. 1

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                    TORONTO DOMINION (TEXAS), INC., as
                      Administrative Agent and a Bank

                    By /s/ Neva Nesbitt
                      ----------------------------------------------------------
                      Name:  Neva Nesbitt
                      Title: Vice President

                    TD SECURITIES (USA) INC., as
                      Co-Lead Arranger and Co-Book Manager

                    By /s/ Amy G. Josephson
                      ----------------------------------------------------------
                      Name:  Amy G. Josephson
                      Title: Managing Director

                    BANC OF AMERICA SECURITIES LLC,
                      as Co-Lead Arranger and Co-Book Manager

                    By /s/ Barbara P. Jorgensen
                      ----------------------------------------------------------
                      Name:  Barbara P. Jorgensen
                      Title: Managing Director

                    BANK OF AMERICA, N.A., as Syndication Agent and a
                      Bank

                    By /s/ Todd Shipley
                      ----------------------------------------------------------
                      Name:  Todd Shipley
                      Title: Managing Director

                    THE BANK OF NEW YORK,
                      as a Bank, Arranger and Co-Documentation Agent

                    By /s/ Brendan Nedzi
                      ----------------------------------------------------------
                      Name:  Brendan Nedzi
                      Title: Senior Vice Presidnent

                                                                 Amendment No. 1

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                    THE BANK OF NOVA SCOTIA, as a Bank,
                    Arranger and Co-Documentation Agent

                    By /s/ P.A. Weissenberger
                      ----------------------------------------------------------
                      Name:  P.a. Weissenberger
                      Title: Authorized Sitgnatory

                    THE CHASE MANHATTAN BANK, as a Bank and
                    Co-Documentation Agent

                    By /s/ Peter B. Thaver
                      ----------------------------------------------------------
                      Name:  Peter B. Thaver
                      Title: Vice President

                    FLEET NATIONAL BANK, as a Bank and Arranger

                    By /s/ Arthur S. Torrey
                      ----------------------------------------------------------
                      Name:  Arthur S. Torrey
                      Title: Vice President

                    SALOMON SMITH BARNEY INC., as Arranger

                    By /s/ Suzanne Crymas
                      ----------------------------------------------------------
                      Name:  Suzanne Crymas
                      Title: Vice President

                    CITIBANK, N.A., as a Bank

                    By /s/ Suzanne Crymas
                      ----------------------------------------------------------
                      Name:  Suzanne Crymas
                      Title: Vice President

                                                                 Amendment No. 1

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                    THE DAI-ICHI KANGYO BANK, LTD
                    (d/b/a MIZUHO FINANCIAL GROUP)
                      as a Bank and Arranger

                    By /s/ Scott A. DeHaas
                      ----------------------------------------------------------
                      Name:  Scott A. DeHaas
                      Title: Credit Officer

                    THE FUJI BANK, LTD
                    (d/b/a MIZUHO FINANCIAL GROUP)
                      as a Bank and Arranger

                    By /s/ Raymond Ventura
                      ----------------------------------------------------------
                      Name:  Raymond Ventura
                      Title: Senior Vice President

                    BANK OF MONTREAL, as a Bank and a Managing Agent

                    By /s/ Sarah Kim
                      ----------------------------------------------------------
                      Name:  Sarah Kim
                      Title: Director

                    BARCLAYS BANK PLC, as a Bank and a Managing          Agent

                    By /s/ Timorthy C. Harrington
                      ----------------------------------------------------------
                      Name:  Timorthy C. Harrington
                      Title: Director

                    BNP PARIBAS, as a Bank and a Managing Agent

                    By
                      ----------------------------------------------------------
                      Name:
                      Title:

                    By
                      ----------------------------------------------------------
                      Name:
                      Title:

                                                                 Amendment No. 1

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                    CREDIT LYONNAIS NEW YORK BRANCH, as a Bank
                      and a Managing Agent

                    By /s/ Jeremy Horn
                      ----------------------------------------------------------
                      Name:  Jeremy Horn
                      Title: Authorized Signature

                    DRESDNER BANK AG, NEW YORK AND GRAND
                    CAYMAN BRANCHES, as a Bank and a Managing Agent

                    By /s/ William E. Lambert
                      ----------------------------------------------------------
                      Name:  William E. Lambert
                      Title: Vice President

                    By /s/ Michael S. Greenberg
                      ----------------------------------------------------------
                      Name:  Michael S. Greenberg
                      Title: Associate

                    FIRST UNION NATIONAL BANK, as a Bank and a
                        Managing Agent

                    By /s/ Mark L. Cook
                      ----------------------------------------------------------
                      Name:  Mark L. Cook
                      Title: Senior Vice President

                    ROYAL BANK OF CANADA, as a Bank and a Managing Agent

                    By
                      ----------------------------------------------------------
                      Name:
                      Title:

                                                                 Amendment No. 1

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                    SOCIETE GENERALE, as a Bank and Co-Agent

                    By /s/ Elaine Khalil
                      ----------------------------------------------------------
                      Name:  Elaine Khalil
                      Title: Director

                    SUNTRUST BANK, as a Bank and Co-Agent

                    By /s/ W. David Wisdom
                      ----------------------------------------------------------
                      Name:  W. David Wisdom
                      Title: Vice President

                    BANK ONE, NA, as a Bank

                    By /s/ Curtis R. Worthington
                      ----------------------------------------------------------
                      Name:  Curtis R. Worthington
                      Title: Corporate Banking Officer

                    BEAR STEARNS CORPORATE LENDING INC., as a   Bank

                    By /s/ Keith C. Barnish
                      ----------------------------------------------------------
                      Name:  Keith C. Barnish
                      Title: Executive Vice President

                    GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank

                    By /s/ Kenneth M. Gacevich
                      ----------------------------------------------------------
                      Name:  Kenneth M. Gacevich
                      Title: Duly Authorized Signatory

                    MELLON BANK, N.A., as a Bank

                    By /s/ Nancy E. Gale
                      ----------------------------------------------------------
                      Name:  Nancy E. Gale
                      Title: Vice President

                                                                 Amendment No. 1

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                    MERRILL LYNCH CAPITAL CORPORATION, as a Bank

                    By /s/ Carol J.E. Feeley
                      ----------------------------------------------------------
                      Name:  Carol J.E. Feeley
                      Title: Vice President
                             Merrill Lynch Capital Corp.

                    PNC BANK, N.A., as a Bank

                    By /s/ Karen L. Kooman
                      ----------------------------------------------------------
                      Name:  Karen L. Kooman
                      Title: Vice President

                    UNION BANK OF CALIFORNIA, N.A., as a Bank

                    By /s/ Peter C Connoy
                      ----------------------------------------------------------
                      Name:  Peter C Connoy
                      Title: Vice President

                    J.P. MORGAN SECURITIES INC., as Arranger

                    By /s/ [ILLEGIBLE]
                      ----------------------------------------------------------
                      Name:  [ILLEGIBLE]
                      Title: MANAGING DIRECTOR

                                                                 Amendment No. 1